                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

          SECOND AMENDMENT, dated as of September 30, 1997 (this "Amendment"), to the CREDIT AND GUARANTEE AGREEMENT, dated as of August 14, 1996 (as amended pursuant to the First Amendment thereto, dated as of June 19, 1997 and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DAL-TILE INTERNATIONAL INC., a Delaware corporation ("Holdings"), DAL-TILE GROUP INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), CREDIT SUISSE, as documentation agent (in such capacity, the "Documentation Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P. as syndication agent (in such capacity, the "Syndication Agent") and THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

          WHEREAS, the Lenders are willing to amend the Credit Agreement in the manner and on the terms and conditions provided for herein;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:


          SECTION 1.   DEFINITIONS AND SECTION REFERENCES

          1.1 Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

          1.2 Section References. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

          SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT

          2.1 Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by amending and restating in their entireties the following definitions contained in such subsection to read as follows:

               "Consolidated Net Income": for any period, the net income of Holdings (or, if the Merger is consummated, the Borrower) and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, but excluding from the determination thereof (without duplication) (a) any extraordinary or non-recurring gains or losses (including, without limitation, (i) the one-time charge taken in the second fiscal quarter of the fiscal year ending December 31, 1997 to reflect, among other things, the write-down in valuation of inventory and accounts receivable, provided that the amount excluded in respect of such charge shall not exceed $25,000,000 and (ii) charges taken in the third and fourth fiscal quarters of the fiscal year ending December 31, 1997 to reflect, among other things, the write-down in valuation of inventory and accounts receivable and other write-downs and restructuring costs, provided that (A) the maximum amount excluded pursuant to this clause (a)(ii) in respect of the cash portion of such charges shall not exceed $8,000,000 in the aggregate, (B) the cash portion of such charges shall be paid prior to December 31, 1998 (it being understood and agreed that the cash portion of any such charges which are not paid by December 31, 1998 shall not be excluded pursuant to this clause (a)(ii)) and (C) the aggregate amount excluded pursuant to this clause (a)(ii) shall in no event exceed $75,000,000),
          (b) gains or losses from the proposed or actual disposition of material assets, (c) goodwill write-downs and restructuring charges (but deducting from the determination of Consolidated Net Income for any period, cash payments made during such period in respect of any goodwill write-downs or restructuring charges recorded after the Closing Date) and (d) non-cash charges resulting from the vesting or exercise of stock options or stock appreciation rights granted to management of the Borrower.

               "Consolidated Net Worth": at any date of determination, all items which would, in accordance with GAAP, be included under shareholders' equity on a consolidated balance sheet of Holdings (or, if the Merger is consummated, the Borrower) and its Subsidiaries at such date of determination, but excluding from the determination thereof the effect of (a) any foreign currency translation adjustments, (b) charges taken in the third and fourth fiscal quarters of the fiscal year ending December 31, 1997 to reflect, among other things, the write-down in valuation of inventory and accounts receivable and other write-downs and restructuring costs, provided that (i) the maximum amount excluded pursuant to this clause (b) in respect of the cash portion of such charges shall not exceed $8,000,000 in the aggregate, (ii) the cash portion of such charges shall be paid prior to December 31, 1998 (it being understood and agreed that the cash portion of any such charges which are not paid by December 31, 1998 shall not be excluded pursuant to this clause (b)) and (iii) the aggregate amount excluded pursuant to this clause (b) shall in no event exceed $75,000,000, and (c) any non-cash charges resulting from the vesting or exercise of stock options or stock appreciation rights granted to management of the Borrower.

               "Leverage Ratio Level": as to the Borrower, the existence of Leverage Ratio Level IC, Leverage Ratio Level IB, Leverage Ratio Level IA, Leverage Ratio Level I, Leverage Ratio Level II, Leverage Ratio Level III, Leverage Ratio Level IV, Leverage Ratio Level V or Leverage Ratio Level VI, as the case may be.

               "Leverage Ratio Level IA": as to the Borrower, shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 5.00 to 1.00 but greater than or equal to 4.25 to 1.00.

          (b) by adding the following new definitions in the proper alphabetical order:

               "Leverage Ratio Level IB": as to the Borrower, shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is less than 6.00 to 1.00 but greater than or equal to 5.00 to 1.00, provided that, after the consummation of the Subordinated Debt Offering, "Leverage Ratio Level IB" shall exist on an Adjustment Date thereafter if the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is greater than or equal to 5.00 to 1.00.

               "Leverage Ratio Level IC": as to the Borrower, shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date is greater than or equal to 6.00 to 1.00, provided that, after the consummation of the Subordinated Debt Offering, "Leverage Ratio Level IC" shall not exist on any Adjustment Date thereafter.

               "Subordinated Debt": any unsecured Indebtedness of the Borrower: no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to June 30, 2004; the payment of the principal of and interest on which and other obligations of the Borrower in respect thereof are subordinated to the prior payment in full of the principal of and interest (including post-filing or post-petition interest, whether or not a claim for post-filing or post-petition interest is allowed in any bankruptcy, insolvency, reorganization or like proceeding) on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders hereunder on terms and conditions satisfactory to the Required Lenders; and all other terms and conditions of which are reasonably satisfactory in form and substance to the Required Lenders.

               "Subordinated Debt Offering": the issuance or incurrence by the Borrower of at least $125,000,000 in principal amount of Subordinated Debt.

          (c) by adding the following proviso at the end of the definition of "Adjustment Date" contained in such subsection:

          ", provided that (a) September 30, 1997 shall also be an Adjustment Date and (b) if the Applicable Margin shall be based upon Leverage Ratio Level IC on the date the Subordinated Debt Offering is consummated, the first Business Day following the consummation of such Subordinated Debt Offering shall also be an Adjustment Date solely for purposes of changing the Leverage Ratio Level then in effect to Leverage Ratio Level IB".

          (d) by adding the following proviso at the end of the definition of "Consolidated EBITDA" contained in such subsection:

          "provided further that, for purposes of determining whether Leverage Ratio Level IB or Leverage Ratio Level IC exists on any Adjustment Date, Consolidated EBITDA shall be equal to the greater of (x) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of the period covered by the financial statements relating to such Adjustment Date and (y) the product of (i) Consolidated EBITDA for the most recent fiscal quarter of such period times (ii) 4."

          (e) by adding the following clause at the end of the definition of "Net Proceeds" contained in such subsection:

          "and (d) with respect to any Subordinated Debt, the cash proceeds (including Cash Equivalents) received by the Borrower or any of its Subsidiaries from the issuance or incurrence of such Subordinated Debt net of all investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred by the Borrower or any of its Subsidiaries and documented in connection therewith".

          2.2 Amendment to Subsection 3.3. Subsection 3.3 of the Credit Agreement is hereby amended by deleting (a) the reference to "Annex A" therein
                                                              -------
and substituting in lieu thereof a reference to "Annex A-1" and (b) the
                                                 ---------
reference to "0.375%" and substituting in lieu thereof a reference to "0.50%".

          2.3 Amendment to Subsection 4.1(b). Subsection 4.1 of the Credit Agreement is hereby amended by deleting the last sentence of paragraph (b) of such subsection in its entirety and substituting in lieu thereof the following new sentences:

     "Unless the Required Lenders otherwise agree, the Term Loans and Tranche B Term Loans shall be prepaid and the Revolving Credit Commitments shall be permanently reduced (and, in connection with any such reduction, the Swing Line Loans and Revolving Credit Loans shall be prepaid and/or the

     Letters of Credit shall be cash collateralized as provided in subsection 4.1(c)) as set forth in subsection 4.1(c) in an amount equal to 100% of the Net Proceeds of any Subordinated Debt issued or incurred by the Borrower. Except as otherwise provided in this subsection 4.1(b), each prepayment required pursuant to this subsection 4.1(b) shall be made, and each reduction of Revolving Credit Commitments pursuant to this subsection shall be effective, on the third Business Day following receipt of the Net Proceeds from the relevant Asset Sale or Casualty Event or the issuance or incurrence of the relevant Subordinated Debt."

          2.4 Amendment to Subsection 7.1. Subsection 7.1 of the Credit Agreement is hereby amended by adding a new sentence at the end of such subsection to read in its entirety as follows:

     "All such financial statements shall be accompanied by a report of a Responsible Officer of the Borrower setting forth in reasonable detail the progress of the Borrower in its restructuring efforts undertaken during the fiscal year ending December 31, 1997 and setting forth information as to the aggregate amount of accounts receivable and inventory at the end of the relevant period and any write-downs in the valuation of accounts receivable and inventory taken during such period."

          2.5 Amendment to Subsection 8.1(c). Subsection 8.1 of the Credit Agreement is hereby amended by deleting paragraph (c) of such subsection in its entirety and substituting in lieu thereof the following new paragraph:

          "(c) Maintenance of Consolidated Adjusted Interest Coverage Ratio. Permit for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter set forth below the Consolidated Adjusted Interest Coverage Ratio for such period to be less than the ratio set forth opposite such fiscal quarter below (it being understood that this covenant shall not be applicable to the third and fourth fiscal quarters of the fiscal year ending December 31, 1997):

               Fiscal Quarter                       Interest Coverage Ratio
               --------------                       -----------------------

     1st Fiscal Quarter of 1998 Fiscal Year                 0.20 to 1

     2nd Fiscal Quarter of 1998 Fiscal Year                 0.50 to 1

     3rd Fiscal Quarter of 1998 Fiscal Year                 1.00 to 1

     4th Fiscal Quarter of 1998 Fiscal Year
     and 1st Fiscal Quarter of 1999 Fiscal Year             1.50 to 1

     2nd and 3rd Fiscal Quarters of 1999 Fiscal Year        1.75 to 1

     4th Fiscal Quarter of 1999 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2000 Fiscal Year            2.25 to 1

     4th Fiscal Quarter of 2000 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2001 Fiscal Year            2.50 to 1

     All Fiscal Quarters thereafter                         3.00 to 1"

          2.6 Amendment to Subsection 8.1(d). Subsection 8.1 of the Credit Agreement is hereby amended by deleting paragraph (d) of such subsection in its entirety and substituting in lieu thereof the following new paragraph:

          "(d) Maintenance of Consolidated Leverage Ratio. Permit at the end of any fiscal quarter set forth below the Consolidated Leverage Ratio for such fiscal quarter to be greater than the ratio set forth opposite such fiscal quarter below:

               Fiscal Quarter                             Leverage Ratio
               --------------                             --------------

     3rd Fiscal Quarter of 1997 Fiscal Year                  7.50 to 1

     4th Fiscal Quarter of 1997 Fiscal Year                 13.00 to 1

     1st Fiscal Quarter of 1998 Fiscal Year                 13.00 to 1

     2nd Fiscal Quarter of 1998 Fiscal Year                 12.00 to 1

     3rd Fiscal Quarter of 1998 Fiscal Year                  8.00 to 1

     4th Fiscal Quarter of 1998 Fiscal Year                  7.50 to 1

     1st Fiscal Quarter of 1999 Fiscal Year                  6.00 to 1

     2nd and 3rd Fiscal Quarters of 1999 Fiscal Year         4.25 to 1

     4th Fiscal Quarter of 1999 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2000 Fiscal Year             4.00 to 1

     4th Fiscal Quarter of 2000 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2001 Fiscal Year             3.75 to 1

     4th Fiscal Quarter of 2001 Fiscal Year and 1st, 2nd
     and 3rd Fiscal Quarters of 2002 Fiscal Year             3.25 to 1

     All Fiscal Quarters thereafter                          3.00 to 1"

          2.7 Addition of New Subsection 8.1(e). Subsection 8.1 of the Credit Agreement is hereby amended by inserting after paragraph (d) of such subsection a new paragraph (e) to read in its entirety as follows:

          "(e) Maintenance of Consolidated EBITDA. Permit at the end of any fiscal quarter set forth below Consolidated EBITDA for the period of four consecutive fiscal quarters ended at the end of such fiscal quarter to be less than the amount set forth opposite such fiscal quarter below:

                         Fiscal Quarter                           Amount
                         --------------                           ------

    3rd Fiscal Quarter of 1997 Fiscal Year                     $ 80,000,000

    4th Fiscal Quarter of 1997 Fiscal Year                       43,000,000

    1st Fiscal Quarter of 1998 Fiscal Year                       43,000,000

    2nd Fiscal Quarter of 1998 Fiscal Year                       49,000,000

    3rd Fiscal Quarter of 1998 Fiscal Year                       70,000,000

    4th Fiscal Quarter of 1998 Fiscal Year                       90,000,000

    1st, 2nd, 3rd and 4th Fiscal Quarters of 1999 Fiscal Year   100,000,000

     All Fiscal Quarters thereafter                             110,000,000"

          2.8 Amendment to Subsection 8.2. Subsection 8.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (i) thereof, (b) by redesignating paragraph (j) thereof as paragraph
(k) and (c) by adding a new paragraph after paragraph (i) to read in its entirety as follows:

          "(j) Subordinated Debt, provided that 100% of the Net Proceeds of any such Subordinated Debt are applied to prepay Loans (and/or cash collateralize Letter of Credit) and the Revolving Credit Commitments are reduced, in each case to the extent required by subsection 4.1(b); and"

          2.9 Amendment to Subsection 8.9. Subsection 8.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new subsection:

          "8.9 Limitation on Capital Expenditures. Make or commit to make Capital Expenditures in the aggregate for the Borrower and its Subsidiaries during any of the fiscal years of the Borrower set forth below, in excess of the amount set forth opposite such fiscal year below:

                   Fiscal Year Ending          Amount
                   ------------------      -------------

                        12/31/96            $42,000,000
                        12/31/97             50,000,000
                        12/31/98             25,000,000
                        12/31/99             30,000,000
                        12/31/00             35,000,000
                        12/31/01             40,000,000
                        12/31/02             45,000,000

     provided, that, if the Consolidated Adjusted Interest Coverage Ratio for any period of four consecutive fiscal quarters exceeds 5.00 to 1.00, this covenant shall cease to be of any further force and effect."

       2.10 Amendment to Section 8. Section 8 of the Credit Agreement is hereby amended by adding a new subsection at the end thereof to read in its entirety as follows:

       "8.17 Limitation on Optional Payments and Modifications of Debt Instruments. (a) Make any optional payment or prepayment on or redemption or purchase of any Subordinated Debt, (b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of any Subordinated Debt (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon or which would make the covenants applicable thereto less restrictive on the Borrower and its Subsidiaries), or (c) amend the subordination provisions of the Subordinated Debt."

       2.11 Amendment to Annexes to the Credit Agreement.  Annex A-1, Annex A-2
                                                           ---------  ---------
and Annex A-3 to the Credit Agreement are hereby amended by replacing each such
    ---------
Annex in its entirety with Annex A-1, Annex A-2 and Annex A-3 to this Amendment,
                           ---------  ---------     ---------
respectively.

       2.12 Title Insurance, Surveys and other Real Property Matters. The Borrower shall complete the delivery of the items required to be delivered pursuant to subsection 3.4 of the First Amendment on or prior to October 31, 1997.


     SECTION  3.    MISCELLANEOUS

       3.1 Representations and Warranties. On and as of the date hereof, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis (after giving effect to any amendments thereto pursuant to this Amendment), except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

       3.2 Effectiveness. This Amendment shall become effective as of the date upon which the conditions set forth below shall first be satisfied (the "Effective Date"):

       (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of Holdings, the Borrower and the Required Lenders with a counterpart for the Administrative Agent and a counterpart or a conformed copy for each Lender.

       (b) Amendment Fee. The Administrative Agent shall have received for each Lender which executes this Amendment on or prior to October 10, 1997, an amendment fee in an amount equal to 1/8% of the sum of (a) such Lender's Revolving Credit Commitment and (b) the aggregate principal amount of the then outstanding Term Loans of such Lender.

       (c) Representations and Warranties. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

       (d) No Default. No Default or Event of Default shall have occurred and be continuing on the Effective Date.

       3.3 Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

       3.4 Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

       3.5 Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

       3.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                              DAL-TILE INTERNATIONAL INC.


                              By: /s/ RICHARD SEWELL
                                 ---------------------------------
                                 Name:  RICHARD SEWELL
                                 Title: VICE PRESIDENT-FINANCE


                              DAL-TILE GROUP INC.


                              By: /s/ RICHARD SEWELL
                                 ---------------------------------
                                 Name:  RICHARD SEWELL
                                 Title: VICE PRESIDENT-FINANCE


                              THE CHASE MANHATTAN BANK, as Administrative Agent and as a Lender



                              By: /s/   WILLIAM J. CAGGIANO
                                 ---------------------------------
                                 Name:  WILLIAM J. CAGGIANO
                                 Title: MANAGING DIRECTOR


                              TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                              By: /s/
                                 ---------------------------------
                                 Title: VICE PRESIDENT


                              CREDIT SUISSE FIRST BOSTON
                              (formerly CREDIT SUISSE)



                              By:
                                 ---------------------------------
                                 Title:


                              By: /s/ CHRIS T. HORGAN
                                 ---------------------------------
                                 Title: VICE PRESIDENT

                              GOLDMAN SACHS CREDIT PARTNERS L.P.



                              By: /s/ STEPHEN B. KING
                                ---------------------------------
                                Title: AUTHORIZED SIGNATORY


                              ALLIED IRISH BANKS, P.L.C., CAYMAN ISLANDS
                              BRANCH


                              By: /s/ MARCIA MEEKER
                                 ---------------------------------
                                 Title: VICE PRESIDENT


                              By: /s/
                                 ---------------------------------
                                 Title:


                              BANKBOSTON, N.A.



                              By: /s/
                                 ---------------------------------
                                 Title: VICE PRESIDENT


                              THE BANK OF NEW YORK



                              By: /s/
                                 ---------------------------------
                                 Title: VICE PRESIDENT


                              THE BANK OF NOVA SCOTIA



                              By: /s/ F.C.H. ASHBY
                                 ---------------------------------
                                Title: SENIOR MANAGER LOAN OPERATIONS


                              CIBC, INC.



                              By: TIMOTHY E. DOYLE
                                 ---------------------------------
                                Title: MANAGING DIRECTOR, CIBC WOOD GUNDY
                                       SECURITIES CORP., AS AGENT

                               CREDIT LYONNAIS NEW YORK BRANCH



                              By:
                                 ---------------------------------
                                 Title:


                              CRESTAR BANK



                              By: /s/
                                 ---------------------------------
                                 Title: VICE PRESIDENT


                              THE FIRST NATIONAL BANK OF CHICAGO



                              By: /s/ JENNY GILPIN
                                 ---------------------------------
                                 Title: Authorized Agent


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA



                              By: /s/
                                 ---------------------------------
                                 Title: S.V.P AND MANAGING DIRECTOR


                              FLEET BANK, N.A.



                              By: /s/
                                 ---------------------------------
                                 Title: MANAGING DIRECTOR


                              THE FUJI BANK, LIMITED, HOUSTON AGENCY



                              By: PHILIP C. LAUINGER III
                                 ---------------------------------
                                 Title: VICE PRESIDENT & MANAGER

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED



                              By:
                                 ---------------------------------
                                 Title:


                              NATIONSBANK OF TEXAS, N.A.



                              By: /s/ SUNANNE B. SMITH
                                 ---------------------------------
                                 Title: VICE PRESIDENT


                              PNC BANK, NATIONAL ASSOCIATION



                              By:
                                 ---------------------------------
                                 Title: VICE PRESIDENT





                              SOCIETE GENERALE, SOUTHWEST AGENCY



                              By: /s/ RICHARD M. LEWIS
                                 ---------------------------------
                                 Title: VICE PRESIDENT


                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                              By: /s/ LYNN CALLICOTT BARANSKI
                                 ---------------------------------
                                Title: AUTHORIZED SIGNATORY


                              DEBT STRATEGIES FUND, INC.



                              By:/S/ LYNN CALLIOCOTT BARANSKI
                                 ---------------------------------
                                 Title: AUTHORIZED SIGNATORY

                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                              TRUST



                              By: /s/ JEFFREY W. MAILLET
                                 ---------------------------------
                                 Title: SENIOR VICE PRESIDENT
                                        & DIRECTOR

                              METROPOLITAN LIFE INSURANCE COMPANY



                              By: /s/
                                 ---------------------------------
                                 Title: ASSISTANT VICE PRESIDENT


                              THE MITSUBISHI TRUST AND BANKING CORPORATION



                              By: /s/
                                 ---------------------------------
                                 Title: FIRST VICE PRESIDENT


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                              By: /s/  PAUL P. MALECKI
                                 ---------------------------------
                                 Title: VICE PRESIDENT


                              BANK LEUMI


                              By: /s/ GLORIA BEECHER
                                 ---------------------------------
                                 Title: VICE PRESIDENT

                              KZH-SOLEIL CORPORATION


                              By: /s/
                                 ---------------------------------
                                Title:


                              CYPRESS TREE INVESTMENT PARTNERS I,


                              By: /s/
                                 ---------------------------------
                                  Title:

                              KZH-SOLEIL CORPORATION


                              By: /s/
                                 ---------------------------------
                                Title:


                              CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                              By: CYPRESSTREE INVESTMENT MANAGEMENT
                              COMPANY, INC., AS PORTFOLIO MANAGER


                              By: /s/
                                 ---------------------------------
                                  Title: MANAGING DIRECTOR



                              CYPRESSTREE INVESTMENT MANAGEMENT
                              COMPANY, INC.,
                              As: ATTORNEY-IN-FACT AND ON BEHALF OF
                                  ALLMERICA LIFE INSURANCE COMPANY
                                  AS PORTFOLIO MANAGER



                              By: /s/
                                 ---------------------------------
                                 Title: MANAGING DIRECTOR

                              BANKERS TRUST COMPANY


                              By: /s/ PATRICIA HOGAN
                                 ---------------------------------
                                Title: VICE PRESIDENT

                                    CONSENT


       The undersigned hereby acknowledges receipt of a copy of and consents to the execution and delivery by Holdings and the Borrower of the Second Amendment to which this Consent is attached (the "Amendment"). The undersigned further confirms and agrees that, after giving effect to the Second Amendment, each Loan Document to which it is a party shall continue in full force and effect in accordance with its terms.





                                                 DAL-TILE CORPORATION


                                                 By /s/ RICHARD SEWELL
                                                   --------------------------
                                                 Name   RICHARD SEWELL
                                                      -----------------------
                                                 Title VICE PRESIDENT-FINANCE
                                                       ----------------------

                                                                       Annex A-1
                                                                       ---------



             Pricing Grid For Revolving Credit Loans and Term Loans
             ------------------------------------------------------

                                     Eurodollar              ABR
Leverage Ratio Level             Applicable Margin       Applicable Margin  Commitment Fee
--------------------             ------------------      -----------------  ----------------
Leverage Ratio Level 1C                  2.00%                1.00%            0.50%
Leverage Ratio Level 1B                  1.75%                0.75%            0.50%
Leverage Ratio Level IA                  1.50%                0.50%           0.375%
Leverage Ratio Level I                   1.25%                0.25%           0.375%
Leverage Ratio Level II                  1.00%                   0%            0.30%
Leverage Ratio Level III                  .75%                   0%            0.25%
Leverage Ratio Level IV                  .625%                   0%           0.225%
Leverage Ratio Level V                    .50%                   0%            0.20%
Leverage Ratio Level VI                  .375%                   0%           0.175%

                                                                       Annex A-2
                                                                       ---------



                     Pricing Grid For Tranche B Term Loans
                     -------------------------------------


                                     Eurodollar                  ABR
Leverage Ratio Level             Applicable Margin       Applicable Margin
--------------------             ------------------      -----------------

Leverage Ratio Level 1C                     2.50%                1.50%
Leverage Ratio Level 1B                     2.25%                1.25%
Leverage Ratio Level IA                     2.00%                1.00%
Leverage Ratio Level I - VI                 1.75%                0.75%

                                                                       Annex A-3
                                                                       ---------



                     Pricing Grid For Tranche B Term Loans
                     -------------------------------------


                                     Eurodollar              ABR
Leverage Ratio Level             Applicable Margin       Applicable Margin
--------------------             ------------------      -----------------

Leverage Ratio Level 1C                  2.50%                1.50%
Leverage Ratio Level 1B                  2.25%                1.25%
Leverage Ratio Level IA                  2.00%                1.00%
Leverage Ratio Level I                   1.75%                0.75%
Leverage Ratio Level II - VI             1.50%                0.50%